Exhibit 10.2

**** INDICATES THAT CERTAIN INFORMATION CONTAINED HEREIN HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

AMENDMENT No. 2

TO WHOLESALE DISTRIBUTION AGREEMENT

THIS AMENDMENT NO. 2 (“Amendment No. 2”) to the Wholesale Distribution Agreement between CTI Life Sciences Limited (“CTILS”) and Max Pharma (“Wholesaler”) dated March 26, 2013 (the “Agreement”) is entered into effective June 25, 2013.

The parties hereby agree as follows:

1.	Section 4.6 of the Agreement is hereby deleted in its entirety and replaced with the following language:

“Payments. For the first Order and delivery of Product in Germany, payment for the Order shall occur in Euros and be made on a rolling basis using monthly payments as Product is sold in the Territory, with full payment due within **** days from the invoice date. For the first Order and delivery of Product in Austria, payment for the Order shall occur in Euros and be made on a rolling basis using monthly payments as Product is sold in the Territory, with full payment due within **** days from the invoice date. Payments shall be made by wire transfer to CTILS’ bank account as notified in writing by CTILS. For subsequent Orders and deliveries of Product, payment for each Order shall occur in Euros within **** days from the invoice date. Emails shall be sent to the email addresses designated by the parties.”

2.	Section 5.2 of the Agreement is hereby deleted in its entirety and replaced with the following language:

“Inventory. The first Order of Product for Germany shall be for **** vials and the first Order of Product for Austria shall be for **** vials. Subsequently, Wholesaler shall maintain within its warehouse, as inventory of Product, a minimum quantity of the Product sufficient to satisfy existing and estimated future orders, but in no event less than the quantity of Product that is equal to the quantity of the Product sold during the previous two (2) calendar months.

Unless otherwise defined herein, capitalized terms used in this Amendment No. 2 shall have the meanings assigned thereto in the Agreement. Except as amended herein, all other terms and conditions of the Agreement as previously amended shall remain the same and in full force and effect.

IN WITNESS WHEREOF, the parties hereby accept and agree to the terms and conditions of this Amendment No. 2.

CTI LIFE SCIENCES LIMITED		MAX PHARMA GMBH

By:	/s/ James K. Fong	By:	/s/ Michael Kvestzer

Name:	James Fong	Name:	Michael Kvestzer

Title:	EU GM, CTILS	Title:	GM

Date:	27.6.2013	Date:	27.6.2013

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